                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Glossary of Terms................................  5
Performance Results..............................  7
Portfolio of Investments.........................  8
Statement of Assets and Liabilities.............. 17
Statement of Operations.......................... 18
Statement of Changes in Net Assets............... 19
Financial Highlights............................. 20
Notes to Financial Statements.................... 21

VGM SAR 6/98

                             LETTER TO SHAREHOLDERS

May 22, 1998

Dear Shareholder,

    The Taxpayer Relief Act of 1997,
signed into law by President Clinton
last year, was created to fill the need
for a broad variety of tax-advantaged
investments to promote asset growth. We
are pleased that you selected our Trust                    [PHOTO]
as a vehicle to provide the potential
for tax-free income within your
investment portfolio. As you are aware,
dividends distributed by the Trust are
generally free from federal income        DENNIS J. MCDONNELL AND DON G. POWELL
taxes, and often from state and local
taxes as well. At Van Kampen American Capital, we strive not only for a high level of current income, but total return performance as well.

ECONOMIC OVERVIEW
    After nearly seven years of continuous growth, the economy remained buoyant with few signs of accelerating inflation. Wholesale prices in the first quarter plummeted at an annual rate of 4.2 percent, while consumer prices inched up 0.2 percent and employment costs rose just 0.7 percent. However, inflationary pressures were eased by factors such as lower oil prices, increasing productivity, and a pending budget surplus. The Asian financial crisis led to a stronger dollar and a decline in the prices of Asian imports, which in turn has discouraged price increases on competing U.S. goods.
    To date, Asia's slowdown has had a modest impact on U.S. economic growth. In the first quarter, the U.S. economy grew at a 4.2 percent annual rate, its fastest pace in the past year. Strong consumer spending and inventory buildup by manufacturers offset a decrease in exports to Asia. Despite the economy's strength, the Federal Reserve Board refrained from raising interest rates, given the lack of domestic inflationary pressure and concerns about Asia's economic future.

MARKET OVERVIEW

    Against the backdrop of benign inflation and no action by the Fed, U.S. bond prices rose during the past six months, although they ended the reporting period below the highs reached in early January.
    The yield of the 30-year Treasury bond, which moves in the opposite direction of its price, fell from 6.15 percent on October 31 to 5.95 percent on April 30. Bond prices hit a record high as yields reached 5.69 percent in early January amidst expectations that the Fed would cut interest rates, but the yield went back to 6.00 percent in early March after the Fed chose not to act. Yields were volatile for the rest of the reporting period, as

                                                           Continued on page two
foreign investors sold U.S. Treasury holdings and investors began to fear that the Fed was leaning toward a rate hike.
    Municipal bond yields generally moved in unison with Treasuries but did not gain nearly as much in price. By the end of the reporting period, the average yield of AAA-rated, 30-year generic general obligation bonds was 5.14 percent, two basis points above the yield posted on October 31 of last year. The underperformance of municipal bonds can be attributed in part to heavy supply that outpaced demand. Supply increased as state and local governments took advantage of low interest rates by issuing bonds to refinance outstanding issues with higher interest rates, as well as to fund new projects. In the first quarter, long-term municipal issuance totaled $71 billion, up from $40 billion a year earlier.
    More than half of the new issue volume was AAA-rated and insured, which significantly diminished the amount of uninsured, higher-yielding securities available in the marketplace. The dominance of insured volume and the high demand for uninsured paper created an imbalance that compressed the yields between higher-quality and lower-quality bonds.

[CREDIT QUALITY GRAPH]

Portfolio Composition by Credit Quality
   as of April 30, 1998*


AAA..................   50.6%
AA...................    9.5%
A....................   14.4%
BBB..................   23.0%
BB...................    0.2%
Non-Rated............    2.3%


*As a Percentage of Long-Term Investments
 Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's.


TRUST STRATEGY

    We used the following strategies to manage the Trust during the period:
    We maintained a mix of high-quality and lower-quality bonds in order to balance the portfolio's volatility in response to changing market conditions. Higher-quality issues generally have performed better than lower-rated securities when interest rates are falling, which was the case for most of the period. Lower-quality securities generally outperform when interest rates are rising, and they usually pay higher yields. However, as the yield spread between higher-quality and lower-quality securities was not significant enough to compensate the investor for the additional credit risk of the lower-rated securities, we upgraded the quality of the portfolio by replacing some BBB-rated bonds with securities rated A and higher.

                                                         Continued on page three

    Overall, we limited the number of new acquisitions because current market yields were below the average yield of bonds in the Trust. Most of our purchases focused on extending the duration of the Trust in order to maintain its sensitivity to changing interest rates. The Trust's duration had been declining steadily as bonds were prerefunded or became priced to their first call date rather than maturity.
    We purchased long-term discount bonds because in a falling interest rate environment, they have the potential to appreciate in value faster than premium bonds. These discount bonds also have a longer duration. The purchases also helped extend the call protection of the Trust. We had little trouble finding replacement bonds because there was a substantial supply of new, high-quality securities from which to choose. The yields of these bonds were generally lower than the yields of the bonds they replaced, due to lower current interest rates.
    We favored bonds with coupons of 5 percent or higher that were issued by high-tax states such as California and New York. These so-called "specialty state" bonds tend to benefit from strong demand because of their relatively high after-tax yields. They can be traded easily and have a strong potential to appreciate. We financed these purchases with sales of bonds that had already appreciated in value, including housing bonds, which can be easily called.
    As of April 30, the duration of the Trust was 6.66 years, compared with 7.76 years for the Lehman Brothers Municipal Bond Index. Because of the longer-term nature of the Trust, the calculation of this index's duration has been adjusted to eliminate bonds with maturities of five years or less.

TOP FIVE PORTFOLIO SECTORS AS OF APRIL 30, 1998*

    Industrial Revenue................ 16.5%
    General Purpose................... 16.3%
    Health Care....................... 13.5%
    Single-Family Housing............. 11.3%
    Transportation..................... 6.4%

    *As a Percentage of Long-Term Investments

PERFORMANCE SUMMARY

    For the six-month period ended April 30, 1998, the Trust generated a total return of (0.10) percent(1). This reflects a decrease in market price per common share from $16.1250 on October 31, 1997, to $15.5625 on April 30, 1998, plus reinvestment of all dividends. The Trust had a tax-exempt distribution rate of
6.36 percent(3), based on the closing price of its common shares. Because income from the Trust is exempt from federal income taxes, this distribution rate is equivalent to a yield of 9.94 percent(4) on a taxable investment for investors in the 36 percent federal income tax bracket.
    As a result of a decrease in Trust earnings, the Board of Trustees approved a decrease in its monthly dividend from $0.0850 to $0.0825 per common share, payable April 30, 1998. The Trust declared a capital gains distribution of $0.0606 per share, first payable December 31, 1997, as a result of the sale of some assets that had

                                                          Continued on page four
appreciated in value. The distribution consisted of $0.0177 in short-term gains and $0.0429 in long-term gains. Please refer to the chart on page seven for additional performance numbers.

                         [DISTRIBUTION HISTORY GRAPH]


Six-month Distribution History
For the Period Ended April 30, 1998


                              Distribution per Common Share

                                   Dividends  Capital Gains
Nov 1997..........................  $.0850       $  -0-
Dec 1997..........................  $.0850       $.0606
Jan 1998..........................  $.0850       $  -0-
Feb 1998..........................  $.0850       $  -0-
Mar 1998..........................  $.0850       $  -0-
Apr 1998..........................  $.0825       $  -0-

The distribution history represents past performance of the Trust and does not predict the Trust's future distributions.

ECONOMIC OUTLOOK

    We expect the economy to slow from its brisk first-quarter pace, although the extent of the slowdown depends on the continued effects of Asia's crisis and on Fed policy. We believe the Fed is biased toward raising rates, given concerns about the economy's increasing strength. If economic strength ignites inflationary pressures, then we believe the Fed will raise interest rates later this year. As a result, the yield of the 30-year Treasury bond could top 6.25 percent.
    We will continue to track market developments and their effects on the Trust. When appropriate, we will make adjustments to the portfolio. As we mentioned earlier, our goal remains a high level of current income for investors, plus gains in total return. Thank you for your continued support and confidence in Van Kampen American Capital and the management of your Trust.

Sincerely,


[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.


[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

                                              Please see footnotes on page seven

                               GLOSSARY OF TERMS

BASIS POINT: A measure used in quoting bond yields. One hundred basis points is equal to one percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis point move.

CALL FEATURE: Allows the issuer to buy back a bond on specific call dates before maturity. Call dates and prices are set when the bond is issued. To compensate the bond holder for loss of income and ownership, the call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

A callable bond is "priced to call" when it is selling at a premium, because it is assumed that the issuer will redeem the bond at its call date, rather than at maturity.

COUPON RATE: The stated rate of interest a bond pays until maturity, expressed as a percentage of its face value.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investor Services are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D; Moody's ratings range from a high of Aaa to a low of D.

CREDIT SPREAD: The difference in yield between higher-quality issues and lower-quality issues. Normally, lower-quality issues provide higher yields than higher-quality issues in order to compensate investors for the additional credit risk.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected one-percent change in the price of the bond for every one-percent change in interest rates. The longer a fund's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations have performed better in rising rate environments, while funds with longer durations have performed better when rates decline.

FEDERAL RESERVE BOARD (THE FED): A group that meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GENERAL OBLIGATION BONDS: Bonds backed by the full faith and credit (taxing authority) of the issuer for timely payment of interest and principal. These bonds are issued to finance essential government projects, such as highways and schools.

INFLATION: An economic situation in which money supply and business activity dramatically increase, accompanied by sharply rising prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

INSURED BOND: A bond that is insured against default by the municipal bond insurer. If the issuer defaults, the insurance company will step in and take over payments of interest and principal. As a result of this protection against credit risk, most municipal bonds are AAA-rated. Insurance on the bonds does not relate to mutual fund shares, which will fluctuate in price.

INVESTMENT GRADE BONDS: Securities rated BBB and above by Standard & Poor's or Baa and above by Moody's Investor Services. Bonds rated below BBB or Baa are noninvestment grade.

MARKET PRICE: The price of a share of a closed-end fund trading on a stock exchange. When the price is less than a fund's NAV, the fund is trading at a discount. When the price is more than the NAV, the fund is trading at a premium.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other governmental entity to finance capital expenditures such as the construction of highways or public works.

NET ASSET VALUE (NAV): The value of a fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding.

PREREFUNDING: A process whereby new bonds are issued to refinance an outstanding bond issue. This typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

PREMIUM BOND: A bond whose market price is above its face value (or "par value"). Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond.

YIELD SPREAD: The difference between the yields of distinct bonds, due to variant credit ratings or maturities. When yield spreads between bonds of different credit quality are narrow, there is less incentive to own the lower-quality bond. When yield spreads between bonds of different maturities are narrow, there is less incentive to own the bond with the longer maturity. In both cases, the investor is not being compensated for the additional risk.

ZERO COUPON BONDS: A corporate or municipal debt security that trades at a deep discount to face value and pays no interest. It may be redeemed at maturity for full face value.

            PERFORMANCE RESULTS FOR THE PERIOD ENDED APRIL 30, 1998

       VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE MUNICIPALS
                           (NYSE TICKER SYMBOL--VGM)

COMMON SHARE TOTAL RETURNS
Six-month total return based on market price(1)..........     (.10%)
Six-month total return based on NAV(2)...................     2.76%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
price(3).................................................     6.36%
Taxable-equivalent distribution rate as a % of closing
common stock price(4)....................................     9.94%

 SHARE VALUATIONS

Net asset value..........................................  $  17.20
Closing common stock price...............................  $15.5625
Six-month high common stock price (02/12/98).............  $17.0000
Six-month low common stock price (04/28/98)..............  $15.3125
Preferred share (Series A) rate(5).......................    3.790%
Preferred share (Series B) rate(5).......................    3.580%
Preferred share (Series C) rate(5).......................    3.710%
Preferred share (Series D) rate(5).......................    3.670%

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.

(5) See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                         Description                   Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  99.8%
          ALABAMA  3.5%
$ 6,500   Birmingham, AL North Med Clinic Brd Rev Ser A
          Carraway Methodist Hosp (Prerefunded @
          01/01/01)........................................   7.500%   07/01/15  $  7,128,680
  8,600   Birmingham, AL North Med Clinic Brd Rev Ser B
          Carraway Methodist Hosp (Prerefunded @
          01/01/01)........................................   8.000    07/01/15     9,539,120
  4,000   Courtland, AL Indl Dev Brd Solid Waste Disp Rev
          Champion Intl Corp Proj..........................   7.750    01/01/20     4,244,680
  4,250   Courtland, AL Indl Dev Brd Solid Waste Disp Rev
          Champion Intl Corp Proj Ser A....................   6.500    09/01/25     4,581,840
                                                                                 ------------
                                                                                   25,494,320
                                                                                 ------------
          ARKANSAS  1.9%
 12,500   Blytheville, AR Solid Waste Recycling & Swr
          Treatment Rev Nucor Corp Proj....................   6.900    12/01/21    13,526,625
                                                                                 ------------
          CALIFORNIA  5.7%
  1,300   Anaheim, CA Pub Fin Auth Lease Rev Pub Impt Proj
          Ser C (FSA Insd).................................   6.000    09/01/16     1,444,794
    635   California Edl Fac Auth Rev Univ of La Verne.....   5.400    04/01/99       640,753
    670   California Edl Fac Auth Rev Univ of La Verne.....   5.600    04/01/00       680,305
  2,000   California Pollutn Ctl Fin Auth Pollutn Ctl Rev
          Southrn CA Edison Co (AMBAC Insd)................   6.000    07/01/27     2,099,500
  5,000   Desert Hosp Dist CA Hosp Rev Com Partn
          (Prerefunded @ 07/23/02) (FSA Insd)..............   6.392    07/28/20     5,479,650
 25,750   Foothill/Eastern Corridor Agy CA Toll Rd Rev Sr
          Lien Ser A.......................................       *    01/01/23     6,428,487
  1,800   Los Angeles Cnty, CA Metro Trans Auth Sales Tax
          Rev (FSA Insd) (a)...............................   5.250    07/01/09     1,825,218
 13,765   Orange Cnty, CA Recovery Ctfs Ser A (MBIA Insd)
          (b)..............................................   6.000    07/01/06    15,083,687
  2,000   Orange Cnty, CA Recovery Ctfs Ser A Rfdg (MBIA
          Insd)............................................   6.000    06/01/09     2,205,460
  2,000   Pajaro Vly, CA Unified Sch Dist Ctfs Partn Sch
          Fac Brdg Fdg Pgm (FSA Insd)......................   5.850    09/01/32     2,094,420
  7,080   San Joaquin Hills, CA Tran Toll Cap Apprec Ser A
          Rfdg (MBIA Insd).................................       *    01/15/26     1,591,513
  2,000   Southern CA Pub Pwr Auth (FSA Insd)..............   6.000    07/01/12     2,129,940
                                                                                 ------------
                                                                                   41,703,727
                                                                                 ------------
          COLORADO  4.3%
  1,000   Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev
          E-470 Proj Ser B (Prerefunded @ 08/31/05)........   6.950    08/31/20     1,175,160
  1,000   Colorado Hsg Fin Auth Single Family Pgm Sr Ser
          B1...............................................   7.650    11/01/26     1,137,440
  2,500   Colorado Hsg Fin Auth Single Family Pgm Sr Ser
          B2...............................................   7.450    11/01/27     2,855,975
  6,395   Denver, Co City & Cnty Arpt Rev..................   8.500    11/15/23     7,068,010
  3,675   Denver, CO City & Cnty Arpt Rev Ser A............   8.750    11/15/23     4,191,705
  1,325   Denver, Co City & Cnty Arpt Rev (Prerefunded @
          11/15/01) Ser A..................................   8.750    11/15/23     1,539,783
  7,230   Denver, CO City & Cnty Arpt Rev Ser A............   8.000    11/15/25     7,896,244

                                               See Notes to Financial Statements

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
          COLORADO (CONTINUED)
$ 1,685   Meridian Metro Dist CO Peninsular & Oriental
          Steam Navig Co Rfdg (LOC: Meridian Assoc East)...   7.000%   12/01/00  $  1,787,937
  3,250   Meridian Metro Dist CO Peninsular & Oriental
          Steam Navig Co Rfdg (LOC: Meridian Assoc East)...   7.500    12/01/11     3,531,840
                                                                                 ------------
                                                                                   31,184,094
                                                                                 ------------
          CONNECTICUT  0.3%
  2,000   Connecticut St Dev Auth Wtr Fac Rev Brdgeport
          Hydraulic........................................   6.150    04/01/35     2,146,060
                                                                                 ------------
          DISTRICT OF COLUMBIA  0.2%
  1,600   District of Columbia Ser E (FSA Insd)............   6.000    06/01/13     1,719,824
                                                                                 ------------
          FLORIDA  2.1%
  1,000   Broward Cnty, FL Hsg Fin Auth Multi-Family Hsg
          Rev Pompano Oaks Apts Proj Rfdg (GNMA
          Collateralized)..................................   6.000    12/01/27     1,040,190
 16,490   Dade Cnty, FL Spl Oblig Cap Apprec Ser B Rfdg
          (Prerefunded @ 10/01/08) (AMBAC Insd)............       *    10/01/26     3,348,954
  1,400   FL St Dept Corrections Ctfs Partn Okeechobee
          Correctional (AMBAC Insd)........................   6.250    03/01/15     1,524,404
  1,000   Hillsborough Cnty, FL Indl Dev Auth Pollutn Ctl
          Rev Tampa Elec Co Proj Ser 92 Rfdg...............   8.000    05/01/22     1,149,610
  2,000   Martin Cnty, FL Indl Dev Auth Indl Dev Rev
          Indiantown Cogeneration Proj A Rfdg..............   7.875    12/15/25     2,334,360
  2,300   Orange Cnty, FL Sch Brd Ctfs Partn Ser A (MBIA
          Insd)............................................   5.375    08/01/17     2,324,196
  3,465   Reedy Creek Impt Dist FL Ser C (AMBAC Insd)......   4.750    06/01/15     3,304,813
                                                                                 ------------
                                                                                   15,026,527
                                                                                 ------------
          GEORGIA  1.6%
  3,150   Burke Cnty, GA Dev Auth Pollutn Ctl Rev GA Pwr Co
          Plant Vogtle Proj (MBIA Insd)....................   6.350    05/01/19     3,273,197
  1,500   George L Smith II GA Wrld Congress Cent Auth Rev
          Domed Stadium Proj Rfdg (MBIA Insd) (a)..........   5.500    07/01/20     1,451,055
  5,900   Georgia Muni Electric Auth Pwr Rev Ser Y (MBIA
          Insd)............................................   6.500    01/01/17     6,851,375
                                                                                 ------------
                                                                                   11,575,627
                                                                                 ------------
          HAWAII  0.9%
  6,000   Hawaii St Arpt Sys Rev Ser 2 (MBIA Insd) (b).....   6.750    07/01/21     6,446,640
                                                                                 ------------
          ILLINOIS  10.4%
  2,000   Boone, McHenry & Dekalb Cntys, IL Cmnty Unit Schl
          Dist No 100 (FSA Insd)...........................       *    12/01/12       932,540
  2,500   Boone, McHenry & Dekalb Cntys, IL Cmnty Unit Schl
          Dist No 100 (FSA Insd)...........................       *    12/01/14     1,033,050
  2,000   Chicago, IL Brd of Ed Chicago Sch Reform (AMBAC
          Insd)............................................   5.750    12/01/20     2,091,180
  4,865   Chicago, IL Cap Apprec (Prerefunded @ 07/01/05)
          (AMBAC Insd).....................................       *    07/01/16     1,640,429
  1,600   Chicago, IL Cent Pub Lib Ser A (Prerefunded @
          04/01/02) (AMBAC Insd)...........................   6.650    01/01/05     1,761,616
  1,800   Chicago, IL Cent Pub Lib Ser A (Prerefunded @
          04/01/02) (AMBAC Insd)...........................   6.700    01/01/06     1,985,040
  1,600   Chicago, IL Cent Pub Lib Ser B (Prerefunded @
          04/01/02) (AMBAC Insd)...........................   6.650    01/01/05     1,761,616

                                               See Notes to Financial Statements

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                         Description                   Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$ 1,400   Chicago, IL Cent Pub Lib Ser C (Prerefunded @
          04/01/02) (AMBAC Insd)...........................   6.650%   01/01/05  $  1,541,414
  1,500   Chicago, IL Cent Pub Lib Ser C (Prerefunded @
          04/01/02) (AMBAC Insd)...........................   6.700    01/01/06     1,654,200
  7,000   Chicago, IL O'Hare Intl Arpt Rev Genl Arpt Second
          Lien Ser A Rfdg (MBIA Insd) (b)..................   6.375    01/01/12     7,666,260
 13,645   Chicago, IL O'Hare Intl Arpt Spl Fac Rev United
          Airls Inc........................................   8.500    05/01/18    14,827,203
  3,525   Chicago, IL O'Hare Intl Arpt Spl Fac Rev United
          Airls Inc Proj Ser 84A...........................   8.850    05/01/18     3,900,025
  4,505   East Peoria, IL Ser C Rfdg.......................   7.000    05/01/17     5,003,568
  3,285   Illinois Dev Fin Auth Rev Presbyterian Home Lake
          Proj B...........................................   6.300    09/01/22     3,585,840
  2,000   Illinois Edl Fac Auth Rev Lewis Univ.............   6.100    10/01/16     2,086,040
  1,000   Illinois Hlth Fac Auth Rev Rfdg Midwest..........   5.500    11/15/19       965,600
  2,000   Illinois Hlth Fac Auth Rev Edward Hosp Assn Proj
          (Prerefunded @ 02/15/02).........................   7.000    02/15/12     2,214,620
  1,900   Illinois Hlth Fac Auth Rev Evangelical Hosps Ser
          C (FSA Insd).....................................   6.750    04/15/17     2,191,593
  1,000   Illinois Hlth Fac Auth Rev Highland Park Hosp
          Proj Ser A (MBIA Insd)...........................   5.750    10/01/17     1,042,490
  2,000   Illinois Hlth Fac Auth Rev OSF Hlthcare Sys
          Rfdg.............................................   6.000    11/15/10     2,117,880
  2,400   Illinois Hlth Fac Auth Rev Sarah Bush Lincoln
          Hlth Cent (Prerefunded @ 05/15/02)...............   7.250    05/15/22     2,694,264
  2,275   Illinois Hlth Fac Auth Rev South Suburban Hosp...   7.000    02/15/18     2,702,018
  1,475   Illinois Hlth Fac Auth Rev South Suburban Hosp
          (Prerefunded @ 02/15/02).........................   7.000    02/15/18     1,631,645
  3,185   Illinois Hsg Dev Auth Multi-Family Hsg Ser C.....   7.400    07/01/23     3,352,149
  8,845   Metropolitan Pier & Expo Auth IL Dedicated St Tax
          Rev McCormick Pl Expansion Ser A (FGIC Insd).....       *    06/15/16     3,331,735
  1,105   Saint Clair Cnty, IL Pub Bldg Comm Bldg Rev Cap
          Apprec Ser B (FGIC Insd).........................       *    12/01/15       429,226
  1,400   Southern IL Univ Rev Hsg & Aux Fac Ser A Rfdg....   6.750    04/01/12     1,534,428
                                                                                 ------------
                                                                                   75,677,669
                                                                                 ------------
          INDIANA  0.7%
  4,500   Indianapolis, IN Arpt Auth Rev Spl Fac Federal
          Express Corp Proj................................   7.100    01/15/17     5,039,145
  1,000   Marion Cnty, IN Convention & Rec Fac Auth Excise
          Tax Rev (MBIA Insd)..............................       *    06/01/14       424,380
                                                                                 ------------
                                                                                    5,463,525
                                                                                 ------------
          IOWA  0.6%
  1,865   Iowa Fin Auth Multi-Family Rev Hsg Hamlet Apts
          Proj A Rfdg (GNMA Collateralized)................   6.150    05/01/32     1,948,403
  2,375   Iowa Student Ln Liquidity Corp Rev Ser C.........   6.950    03/01/06     2,562,672
                                                                                 ------------
                                                                                    4,511,075
                                                                                 ------------
          KENTUCKY  3.7%
 10,000   Kenton Cnty, KY Arpt Brd Arpt Rev Spl Fac Delta
          Airls Proj Ser A.................................   7.500    02/01/20    11,039,900
 11,000   Kenton Cnty, KY Arpt Brd Arpt Rev Spl Fac Delta
          Airls Proj Ser A.................................   7.125    02/01/21    11,954,690

                                               See Notes to Financial Statements

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                        Description                    Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
          KENTUCKY (CONTINUED)
$ 1,000   Kenton Cnty, KY Arpt Brd Rev Cincinnati/Northn KY
          Intl Arpt Ser A Rfdg (MBIA Insd).................   6.200%   03/01/08  $  1,107,010
  1,500   Kenton Cnty, KY Arpt Brd Rev Cincinnati/Northn KY
          Intl Arpt Ser A Rfdg (MBIA Insd).................   6.250    03/01/09     1,672,305
  1,315   Kentucky Hsg Corp Hsg Rev Ser B..................   6.250    07/01/28     1,392,611
                                                                                 ------------
                                                                                   27,166,516
                                                                                 ------------
          MAINE  2.1%
  2,650   Maine Muni Bd Bank Ser A Rfdg (MBIA Insd)........   5.800    11/01/20     2,746,275
  5,250   Maine St Hsg Auth Mtg Purch Ser D6...............   7.250    11/15/19     5,539,852
  6,755   Maine St Hsg Auth Mtg Purch Ser D6...............   7.250    11/15/22     7,116,865
                                                                                 ------------
                                                                                   15,402,992
                                                                                 ------------
          MARYLAND  0.9%
  1,270   Baltimore, MD Ctfs Partn Brd of Edl Admin Proj
          Ser A Rfdg (MBIA Insd) (a).......................   5.000    04/01/15     1,189,253
  4,925   Maryland St Cmnty Dev Admin Dept Hsg & Cmnty Dev
          Rev Single Family Pgm Seventh Ser................   7.300    04/01/25     5,273,493
                                                                                 ------------
                                                                                    6,462,746
                                                                                 ------------
          MASSACHUSETTS  2.8%
  2,975   Massachusetts Muni Wholesale Elec Co Pwr Supply
          Sys Rev Ser A (AMBAC Insd).......................   5.000    07/01/14     2,894,407
 12,685   Massachusetts St Cons Ln Ser D (Prerefunded @
          07/01/01)........................................   6.875    07/01/10    13,893,627
  2,410   Massachusetts St Hsg Fin Agy Residential Dev Ser
          C (FNMA Collateralized)..........................   6.875    11/15/11     2,618,465
  1,000   Massachusetts St Wtr Res Auth Ser B (MBIA
          Insd)............................................   4.750    12/01/21       921,350
                                                                                 ------------
                                                                                   20,327,849
                                                                                 ------------
          MICHIGAN  5.2%
  3,015   Detroit, MI Downtown Dev Auth Tax Increment Rev
          Ser C1...........................................       *    07/01/17     1,026,577
  3,050   Detroit, MI Downtown Dev Auth Tax Increment Rev
          Ser C1...........................................       *    07/01/18       981,734
  3,050   Detroit, MI Downtown Dev Auth Tax Increment Rev
          Ser C1...........................................       *    07/01/19       918,568
  3,050   Detroit, MI Downtown Dev Auth Tax Increment Rev
          Ser C1...........................................       *    07/01/22       771,284
  3,050   Detroit, MI Downtown Dev Auth Tax Increment Rev
          Ser C1...........................................       *    07/01/23       728,645
  3,050   Detroit, MI Downtown Dev Auth Tax Increment Rev
          Ser C1...........................................       *    07/01/24       688,355
  7,355   Detroit, MI Econ Dev Corp Res Recovery Rev Ser A
          (FSA Insd).......................................   6.875    05/01/09     7,911,038
  3,500   Grand Rapids, MI Downtown Dev Cap Apprec (MBIA
          Insd)............................................       *    06/01/15     1,420,020
  2,765   Grand Rapids, MI Downtown Dev Cap Apprec (MBIA
          Insd)............................................       *    06/01/16     1,062,258
  2,500   Kalamazoo, MI Hosp Fin Auth Hosp Fac Rev Bronson
          Methodist Rfdg & Impt (MBIA Insd)................   5.875    05/15/26     2,602,850
  1,000   Michigan St Hosp Fin Auth Rev Hosp Genesys Regl
          Med Ser A Rfdg...................................   5.375    10/01/13       989,120
  1,000   Michigan St Hosp Fin Auth Rev Hosp Genesys Regl
          Med Rfdg (ACA Insd)..............................   5.500    10/01/18     1,002,470
  2,000   Michigan St Hosp Fin Auth Rev Hosp Genesys Regl
          Med Rfdg (ACA Insd)..............................   5.500    10/01/27     1,994,120

                                               See Notes to Financial Statements

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
(000)                          Description                   Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
          MICHIGAN (CONTINUED)
$12,995   Michigan St Hosp Fin Auth Rev Sisters of Mercy
          Hlth Corp Ser J (Prerefunded @ 02/15/01).........   7.000%   02/15/21  $ 14,160,002
  1,400   Portage Lake, MI Wtr & Swr Auth Ser 3
          (Prerefunded @ 10/01/02).........................   7.750    10/01/20     1,613,206
                                                                                 ------------
                                                                                   37,870,247
                                                                                 ------------
          MINNESOTA  0.4%
  2,800   Minnesota Agricultural & Econ Dev Brd Rev
          Hlthcare Sys Fairview Hosp Ser A (MBIA Insd).....   5.750    11/15/26     2,915,024
                                                                                 ------------
          MISSISSIPPI  0.5%
  3,000   Medical Cent Edl Bldg Corp MS Rev Univ MS Med
          Cent Proj (MBIA Insd)............................   5.900    12/01/23     3,286,230
                                                                                 ------------
          MISSOURI  1.1%
  1,150   Branson, MO Tourism Tax Rev Comb Wtrwks & Swg Sys
          Ser B Rfdg (a)...................................   5.000    01/01/18     1,116,282
  6,800   Saint Louis, MO Indl Dev Auth Sewage & Solid
          Waste Disp Fac Rev Anheuser-Busch Proj...........   5.750    12/01/27     7,042,828
                                                                                 ------------
                                                                                    8,159,110
                                                                                 ------------
          NEVADA  0.5%
  3,000   Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj Ser C
          Rfdg (AMBAC Insd)................................   7.200    10/01/22     3,334,680
                                                                                 ------------
          NEW HAMPSHIRE  0.6%
  1,000   New Hampshire St Business Fin Auth Wtr Fac Rev
          Pennichuck Wtrwks Inc (AMBAC Insd)...............   6.300    05/01/22     1,086,910
  1,500   New Hampshire St Hsg Fin Auth Single Family Rev
          Mtg Acquisition Ser B Rfdg.......................   6.100    07/01/28     1,562,775
  1,500   New Hampshire St Indl Dev Auth Rev Pollutn Ctl
          Pub Svcs Co of NH Proj Ser C.....................   7.650    05/01/21     1,597,965
                                                                                 ------------
                                                                                    4,247,650
                                                                                 ------------
          NEW JERSEY  5.5%
 25,000   New Jersey Econ Dev Auth St Contract Econ
          Recovery (MBIA Insd).............................   5.900    03/15/21    27,465,500
  2,000   New Jersey Hlthcare Fac Fin Auth Rev Genl Hosp
          Cent at Passaic (FSA Insd).......................   6.000    07/01/06     2,199,460
 10,000   New Jersey St Hsg & Mtg Fin Agy Rev Hsg Ser A
          Rfdg.............................................   6.950    05/01/15    10,769,100
                                                                                 ------------
                                                                                   40,434,060
                                                                                 ------------
          NEW YORK  17.4%
  2,000   Metro Tran Auth NY Tran Fac Rev Svcs Contract Ser
          R Rfdg...........................................   5.500    07/01/17     2,008,640
  3,000   Metropolitan Tran Auth NY Commuter Fac Rev Ser A
          (MBIA Insd)......................................   5.625    07/01/27     3,076,050
 12,155   Metropolitan Tran Auth NY Svcs Contract Commuter
          Fac Ser 5 Rfdg...................................   6.500    07/01/16    12,975,098
  3,000   New York City Indl Dev Agy Spl Fac United Airls
          Inc Proj.........................................   5.650    10/01/32     3,014,880
  1,740   New York City Ser A (Prerefunded @ 08/15/01).....   8.000    08/15/20     1,963,033
  2,500   New York City Ser A Rfdg.........................   7.000    08/01/05     2,826,750
  3,000   New York City Ser A Rfdg.........................   7.000    08/01/06     3,423,150
    745   New York City Ser C Subser C1....................   7.500    08/01/19       829,692

                                               See Notes to Financial Statements

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

Par
Amount
(000)     Description                                        Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)

Par
Amount
(000)     Description                                        Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
$ 7,755   New York City Ser C Subser C1 (Prerefunded @
          08/01/02)........................................   7.500%   08/01/19  $  8,804,174
  1,850   New York City Ser G..............................   5.875    10/15/14     1,943,073
  5,000   New York City Ser I..............................   6.000    04/15/12     5,318,700
 10,000   New York City Tran Auth Tran Fac Livingston Plaza
          Proj Rfdg (FSA Insd).............................   5.400    01/01/18    10,271,100
  2,500   New York St Dorm Auth Lease Rev Muni Hlth Fac
          Impt Pgm Ser A (FSA Insd)........................   5.500    05/15/25     2,528,825
 13,500   New York St Dorm Auth Rev City Univ Sys Ser C....   7.500    07/01/10    16,244,145
  1,000   New York St Dorm Auth Rev Court Fac Lease Ser
          A................................................   5.625    05/15/13     1,015,930
  2,000   New York St Dorm Auth Rev Court Fac Lease Ser
          A................................................   5.375    05/15/16     1,985,120
  2,170   New York St Dorm Auth Rev Mental Hlth Svcs Fac
          Ser A............................................   5.750    08/15/10     2,284,836
  5,725   New York St Environmental Fac Corp Spl Oblig
          Riverbank State Park (Prerefunded @ 04/01/02)....   7.375    04/01/22     6,453,735
  5,000   New York St Hsg Fin Agy Svcs Contract Oblig Rev
          Ser A (Prerefunded @ 03/15/02)...................   7.375    09/15/21     5,631,500
  2,840   New York St Loc Govt Assistance Corp Ser E
          Rfdg.............................................   6.000    04/01/14     3,135,900
  3,000   New York St Med Care Fac Fin Agy Rev NY Hosp Mtg
          Ser A (Prerefunded @ 02/15/05) (AMBAC Insd)......   6.750    08/15/14     3,434,370
  5,875   New York St Med Care Fac Fin Agy Rev Saint
          Peter's Hosp Proj Ser A (AMBAC Insd).............   5.375    11/01/20     5,876,762
  2,500   New York St Mtg Agy Rev Homeowner Mtg Ser 54
          Rfdg.............................................   6.200    10/01/26     2,667,750
  2,000   New York St Urban Dev Corp Rev Correctional Fac
          Rfdg.............................................   5.000    01/01/19     1,872,580
  1,500   New York St Urban Dev Corp Rev Proj Cent for Indl
          Innovation Rfdg..................................   5.500    01/01/13     1,536,360
    920   New York, NY Ser A (Prerefunded @ 08/01/02)......   6.500    08/01/14     1,006,820
    545   New York, NY Ser C (Prerefunded @ 08/01/02)......   6.500    08/01/04       596,432
  4,080   New York, NY Unrefunded Balance Series A.........   6.500    08/01/14     4,406,686
  2,355   New York, NY Unrefunded Balance Series C.........   6.500    08/01/04     2,539,585
  3,000   Port Auth NY & NJ Spl Oblig Rev Spl Proj JFK Intl
          Arpt Terminal 6 (MBIA Insd)......................   5.750    12/01/22     3,102,480
  4,000   Port Auth NY & NJ Spl Oblig Rev Spl Proj JFK Intl
          Arpt Terminal 6 (MBIA Insd)......................   5.750    12/01/25     4,118,560
                                                                                 ------------
                                                                                  126,892,716
                                                                                 ------------
          NORTH CAROLINA  3.3%
  2,000   North Carolina Med Care Commission Hlth Care Fac
          Rev (MBIA Insd) (a)..............................   5.000    10/01/18     1,935,300
 15,000   North Carolina Muni Pwr Agy No 1 Catawba Elec Rev
          (Embedded Cap) (MBIA Insd).......................   6.000    01/01/12    16,549,800
  5,150   North Carolina Muni Pwr Agy No 1 Catawba Elec Rev
          Rfdg (FSA Insd)..................................   6.200    01/01/18     5,557,520
                                                                                 ------------
                                                                                   24,042,620
                                                                                 ------------

                                               See Notes to Financial Statements

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                          Description                  Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
          OHIO  0.3%
$ 1,000   Ohio Hsg Fin Agy Mtg Rev Residential Ser A1 (GNMA
          Collateralized)..................................   6.150%   03/01/29  $  1,053,340
  1,000   Ohio St Air Quality Dev Auth Rev JMG Funding Ltd
          Partn Proj Rfdg (AMBAC Insd).....................   6.375    04/01/29     1,078,910
                                                                                 ------------
                                                                                    2,132,250
                                                                                 ------------
          OKLAHOMA  3.7%
 17,475   Tulsa, OK Muni Arpt Tran Rev American Airls
          Inc..............................................   7.375    12/01/20    18,836,477
  7,500   Tulsa, OK Muni Arpt Tran Rev American Airls
          Inc..............................................   7.600    12/01/30     8,198,775
                                                                                 ------------
                                                                                   27,035,252
                                                                                 ------------
          OREGON  1.6%
  7,670   Oregon St Hsg & Cmnty Svcs Dept Mtg Rev Single
          Family Mtg Proj Ser B............................   6.875    07/01/28     8,191,637
  3,300   Oregon St Vets Welfare Ser 76A...................   6.050    10/01/28     3,471,138
                                                                                 ------------
                                                                                   11,662,775
                                                                                 ------------
          PENNSYLVANIA  5.4%
  2,500   Allegheny Cnty, PA Arpt Rev Gtr Pittsburgh Intl
          Arpt Ser B (FSA Insd)............................   6.625    01/01/22     2,692,750
  1,000   Allegheny Cnty, PA Hosp Dev Auth Rev Hosp Saint
          Francis Med Cent Proj............................   5.750    05/15/17     1,025,450
  2,900   Dauphin Cnty, PA Genl Auth Hlth Sys Rev Pinnacle
          Hlth Sys Proj Rfdg (MBIA Insd)...................   5.500    05/15/27     2,933,437
  4,780   Erie, PA Sch Dist Cap Apprec Rfdg (FSA Insd)
          (a)..............................................       *    09/01/19     1,527,162
  4,000   Falls Twp, PA Hosp Auth Hosp Rev Delaware Vly Med
          Rfdg (FHA Gtd)...................................   7.000    08/01/22     4,386,880
  1,905   Harrisburg, PA Cap Apprec Rfdg Ser D (AMBAC
          Insd)............................................       *    09/15/16       719,461
  1,710   Harrisburg, PA Cap Apprec Rfdg Ser D (AMBAC
          Insd)............................................       *    03/15/19       559,974
  1,735   Harrisburg, PA Cap Apprec Rfdg Ser F (AMBAC
          Insd)............................................       *    09/15/15       692,091
  1,385   Harrisburg, PA Cap Apprec Rfdg Ser F (AMBAC
          Insd)............................................       *    09/15/19       441,580
  7,000   Montgomery Cnty, PA Indl Dev Auth Rev Pollutn Ctl
          Ser E Rfdg (MBIA Insd)...........................   6.700    12/01/21     7,580,090
  1,000   Penn Hills, PA (FGIC Insd).......................   5.900    12/01/17     1,060,640
  1,500   Pennsylvania Hsg Fin Agy Single Family Mtg Ser
          34B (FHA Gtd)....................................   7.000    04/01/24     1,607,475
  3,000   Pennsylvania Hsg Fin Agy Single Family Mtg Ser
          56A..............................................   6.150    10/01/27     3,135,750
  2,500   Pennsylvania Hsg Fin Agy Single Family Mtg Ser
          60A Rfdg.........................................   5.850    10/01/27     2,573,050
  1,000   Pennsylvania St Higher Edl Fac Auth College &
          Univ Rev Bryn Mawr College (MBIA Insd)...........   5.625    12/01/27     1,025,250
  6,000   Philadelphia, PA Gas Wks Rev 14th Ser Rfdg (FSA
          Insd)............................................   6.250    07/01/08     6,562,740
  1,000   Philadelphia, PA Hosp & Higher Edl Fac Auth Hosp
          Rev Temple Univ Hosp Ser A.......................   6.500    11/15/08     1,108,740
                                                                                 ------------
                                                                                   39,632,520
                                                                                 ------------
          RHODE ISLAND  0.2%
  1,500   Rhode Island Depositors Econ Protn Corp Spl Oblig
          Ser A (Prerefunded @ 08/01/02)...................   6.950    08/01/22     1,675,845
                                                                                 ------------
          SOUTH CAROLINA  0.4%
  2,700   Charleston Cnty, SC Solid Waste (MBIA Insd)......   6.000    01/01/14     2,893,725
                                                                                 ------------

                                               See Notes to Financial Statements

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                          Description                  Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
          SOUTH DAKOTA  0.4%
$ 1,990   South Dakota Hsg Dev Auth Homeownership Mtg Ser
          C................................................   7.300%   05/01/24  $  2,087,291
  1,000   South Dakota St Hlth & Edl Fac Auth Vocational Ed
          Pgm Ser A (AMBAC Insd) (a).......................   5.400    08/01/13     1,012,970
                                                                                 ------------
                                                                                    3,100,261
                                                                                 ------------
          TENNESSEE  1.0%
  6,676   Memphis, TN Hlth Edl & Hsg Fac Brd Mtg Rev
          Edgewater Terr Rfdg (FHA Gtd)....................   7.375    01/20/27     7,154,269
                                                                                 ------------
          TEXAS  3.0%
  9,790   Alliance Arpt Auth Inc TX Spl Fac Rev American
          Airls Inc Proj...................................   7.500    12/01/29    10,580,836
  2,000   Coastal Bend Hlth Fac Dev Corp TX Incarnate Word
          Hlth Svcs Ser A (FSA Insd).......................   6.000    11/15/22     2,118,140
  2,200   Dallas, TX Civic Cntr Convention Rfdg &
          Improvement (MBIA Insd) (a)......................   5.000    08/15/28     2,094,466
  1,500   North Cent TX Hlth Fac Dev Hlth Fac C C Young Mem
          Proj.............................................   6.300    02/15/15     1,595,025
  6,000   Plano, TX Hlth Fac Dev Corp TX Hlth Res Sys Ser C
          (MBIA Insd)......................................   5.000    02/15/22     5,687,880
                                                                                 ------------
                                                                                   22,076,347
                                                                                 ------------
          UTAH  1.0%
  2,500   Murray City, UT Hosp Rev Inc Hlth Svc Inc Rfdg
          (MBIA Insd)......................................   4.750    05/15/20     2,288,975
  1,010   Utah St Hsg Fin Agy Single Family Mtg Mezzanine
          Issue H1 (AMBAC Insd)............................   6.000    07/01/12     1,062,863
  2,885   Utah St Hsg Fin Agy Single Family Mtg Ser A2 (FHA
          Gtd).............................................   7.150    07/01/25     3,054,552
    905   Utah St Hsg Fin Agy Single Family Mtg Sr Ser A1
          (FHA Gtd)........................................   7.100    07/01/14       970,640
                                                                                 ------------
                                                                                    7,377,030
                                                                                 ------------
          VIRGINIA  0.2%
  1,000   Henrico Cnty, VA Indl Dev Auth Pub Fac Lease Rev
          Henrico Cnty Regl Jail Proj......................   7.125    08/01/21     1,165,130
                                                                                 ------------
          WASHINGTON  0.9%
  1,000   King Cnty, WA Ser B..............................   6.625    12/01/15     1,144,880
  5,000   Washington St Pub Pwr Supply (Prerefunded @
          07/01/01) (FGIC Insd)............................   6.875    07/01/17     5,463,900
                                                                                 ------------
                                                                                    6,608,780
                                                                                 ------------
          WEST VIRGINIA  2.6%
  3,000   Marshall Cnty, WV Pollutn Ctl Rev OH Pwr Co Proj
          Ser C Rfdg (MBIA Insd)...........................   6.850    06/01/22     3,277,350
 14,700   West Virginia St Hsg Dev Fd Hsg Fin Ser B (FHA
          Gtd).............................................   7.200    11/01/20    15,845,571
                                                                                 ------------
                                                                                   19,122,921
                                                                                 ------------
          WISCONSIN  1.5%
  2,000   Southeast WI Professional Baseball Park Dist
          Sales Tax Rev (MBIA Insd)........................       *    12/15/18       661,100
  1,750   Southeast WI Professional Baseball Park Dist
          Sales Tax Rev (MBIA Insd)........................       *    12/15/19       545,930
  9,365   Wisconsin Hsg & Econ Dev Auth Homeownership Rev
          Ser A............................................   7.100    03/01/23     9,974,381
                                                                                 ------------
                                                                                   11,181,411
                                                                                 ------------

                                               See Notes to Financial Statements

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                           Description                 Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
          WYOMING  0.6%
$ 1,495   Wyoming Cmnty Dev Auth Hsg Rev Ser 2.............   6.350%   06/01/29  $  1,584,057
  2,875   Wyoming Cmnty Dev Auth Hsg Rev Ser 4.............   6.550    06/01/28     3,053,509
                                                                                 ------------
                                                                                    4,637,566
                                                                                 ------------
          PUERTO RICO  0.8%
  4,485   Puerto Rico Comwlth Aqueduct & Swr Auth Rev
          Rfdg.............................................   5.000    07/01/15     4,339,103
  1,110   Puerto Rico Comwlth Ser A Rfdg...................   6.000    07/01/14     1,171,216
                                                                                 ------------
                                                                                    5,510,319
                                                                                 ------------
TOTAL INVESTMENTS  99.8%
  (Cost $665,551,129)..........................................................   727,984,554
OTHER ASSETS IN EXCESS OF LIABILITIES  0.2%....................................     1,521,614
                                                                                 ------------
NET ASSETS  100.0%.............................................................  $729,506,168
                                                                                 ============

*Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.
(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $665,551,129).......................    $727,984,554
Receivables:
  Interest..................................................      13,761,780
  Investments Sold..........................................       2,751,267
Other.......................................................          10,794
                                                                ------------
      Total Assets..........................................     744,508,395
                                                                ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      12,289,332
  Custodian Bank............................................       1,481,395
  Income Distributions -- Common and Preferred Shares.......         494,373
  Investment Advisory Fee...................................         392,406
  Administrative Fee........................................         120,740
  Affiliates................................................          22,543
Accrued Expenses............................................         117,552
Trustees' Deferred Compensation and Retirement Plans........          83,886
                                                                ------------
      Total Liabilities.....................................      15,002,227
                                                                ------------
NET ASSETS..................................................    $729,506,168
                                                                ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 5,300 issued with liquidation preference of
  $50,000 per share)........................................    $265,000,000
                                                                ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 27,013,149 shares issued and
  outstanding)..............................................         270,131
Paid in Surplus.............................................     399,318,038
Net Unrealized Appreciation.................................      62,433,425
Accumulated Undistributed Net Investment Income.............       1,249,730
Accumulated Net Realized Gain...............................       1,234,844
                                                                ------------
      Net Assets Applicable to Common Shares................     464,506,168
                                                                ------------
NET ASSETS..................................................    $729,506,168
                                                                ============
NET ASSET VALUE PER COMMON SHARE ($464,506,168 divided
  by 27,013,149 shares outstanding).........................    $      17.20
                                                                ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

              For the Six Months Ended April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $21,905,356
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................      2,375,465
Administrative Fee..........................................        730,912
Preferred Share Maintenance.................................        348,470
Custody.....................................................         21,709
Trustees' Fees and Expenses.................................         13,198
Legal.......................................................          2,838
Other.......................................................        172,060
                                                                -----------
    Total Expenses..........................................      3,664,652
                                                                -----------
NET INVESTMENT INCOME.......................................    $18,240,704
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................    $ 1,302,195
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     64,193,344
  End of the Period.........................................     62,433,425
                                                                -----------
Net Unrealized Depreciation During the Period...............     (1,759,919)
                                                                -----------
NET REALIZED AND UNREALIZED LOSS............................    $  (457,724)
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $17,782,980
                                                                ===========

                                           See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Six Months Ended April 30, 1998
               and the Year Ended October 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                               Six Months
                                                                    Ended          Year Ended
                                                           April 30, 1998    October 31, 1997
---------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..................................       $18,240,704        $ 36,992,907
Net Realized Gain......................................         1,302,195           2,406,978
Net Unrealized Appreciation/Depreciation During the
  Period...............................................        (1,759,919)         17,548,354
                                                               ----------          ----------
Change in Net Assets from Operations...................        17,782,980          56,948,239
                                                               ----------          ----------
Distributions from Net Investment Income:
  Common Shares........................................       (13,706,967)        (28,227,823)
  Preferred Shares.....................................        (4,382,544)         (9,506,511)
                                                               ----------          ----------
                                                              (18,089,511)        (37,734,334)
                                                               ----------          ----------
Distributions from Net Realized Gain on Investments:
  Common Shares........................................        (1,638,685)            -0-
  Preferred Shares.....................................          (565,331)            -0-
                                                               ----------          ----------
                                                               (2,204,016)            -0-
                                                               ----------          ----------
Total Distributions....................................       (20,293,527)        (37,734,334)
                                                               ----------          ----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES....        (2,510,547)         19,213,905
NET ASSETS:
Beginning of the Period................................       732,016,715         712,802,810
                                                               ----------          ----------
End of the Period (Including accumulated undistributed
  net investment income of $1,249,730 and $1,098,537,
  respectively)........................................      $729,506,168        $732,016,715
                                                             ============        ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS
  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                           January 24, 1992
                            Six Months                                                      (Commencement
                              Ended                   Year Ended October 31                 of Investment
                            April 30,     --------------------------------------------      Operations) to
                               1998       1997      1996      1995      1994      1993     October 31, 1992
-----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
 of the Period (a)........    $ 17.288   $16.577   $16.579   $15.032   $17.954   $15.557       $14.792
                              --------   -------   -------   -------   -------   -------       -------
 Net Investment Income....        .675     1.370     1.381     1.415     1.432     1.454         1.010
 Net Realized and
   Unrealized Gain/Loss...       (.015)     .738      .109     1.652    (2.842)    2.424          .550
                              --------   -------   -------   -------   -------   -------       -------
Total from Investment
 Operations...............        .660     2.108     1.490     3.067    (1.410)    3.878         1.560
                              --------   -------   -------   -------   -------   -------       -------
Less:
 Distributions from Net
   Investment Income:
   Paid to Common
     Shareholders.........        .508     1.045     1.140     1.140     1.140     1.085          .595
   Common Share Equivalent
     of Distributions Paid
     to Preferred
     Shareholders.........        .162      .352      .352      .380      .305      .287          .200
 Distributions from Net
   Realized Gain:
   Paid to Common
     Shareholders.........        .061       -0-       -0-       -0-      .056      .083           -0-
   Common Share Equivalent
     of Distributions Paid
     to Preferred
     Shareholders.........        .021       -0-       -0-       -0-      .011      .026           -0-
                              --------   -------   -------   -------   -------   -------       -------
Total Distributions.......        .752     1.397     1.492     1.520     1.512     1.481          .795
                              --------   -------   -------   -------   -------   -------       -------
Net Asset Value, End of
 the Period...............    $ 17.196   $17.288   $16.577   $16.579   $15.032   $17.954       $15.557
                              ========   =======   =======   =======   =======   =======       =======
Market Price Per Share at
 End of the Period........    $15.5625   $16.125   $15.813   $15.750   $14.000   $17.375       $14.875
Total Investment Return at
 Market Price (b).........       (.10%)*   8.92%     7.84%    21.15%   (13.12%)   25.40%         3.08%*
Total Return at Net Asset
 Value (c)................       2.76%*   10.94%     7.12%    18.51%    (9.99%)   23.53%         7.68%*
Net Assets at End of the
 Period (In millions).....    $  729.5   $ 732.0   $ 712.8   $ 712.9   $ 671.1   $ 750.0       $ 685.2
Ratio of Expenses to
 Average Net Assets
 Applicable to Common
 Shares**.................       1.57%     1.60%     1.62%     1.68%     1.63%     1.59%         1.54%
Ratio of Net Investment
 Income to Average Net
 Assets Applicable to
 Common Shares (d)........       5.92%     6.06%     6.24%     6.55%     6.79%     6.87%         6.71%
Portfolio Turnover........         15%*      40%       30%       15%       20%       20%           37%*
* Non-annualized
** Ratio of Expenses to
 Average Net Assets
 Including Preferred
 Shares...................       1.00%     1.01%     1.02%     1.04%     1.03%     1.01%         1.01%

(a) Net Asset Value at January 24, 1992, is adjusted for common and preferred share offering costs of $.208 per common share.

(b) Total Investment Return at market price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net investment income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Trust for Investment Grade Municipals (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest substantially all of its assets in municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on January 24, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security Transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of losses from wash sales.

    At April 30, 1998, for federal income tax purposes cost of long-term investments is $665,551,129, the aggregate gross unrealized appreciation is $62,655,664 and the aggregate gross unrealized depreciation is $222,239, resulting in a net unrealized appreciation of $62,433,425.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC"), the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended April 30, 1998, the Trust recognized expenses of approximately $1,500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the six months ended April 30, 1998, the Trust recognized expenses of approximately $68,100 representing VKAC's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    The Trust has implemented deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $114,349,920 and $119,690,060, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Trust.

A. FUTURES CONTRACTS--The Trust may invest in futures contracts. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Trust maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

B. INDEXED SECURITIES--These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on the preferred shares.

5. PREFERRED SHARES

The Trust has outstanding 5,300 Auction Preferred Shares ("APS") in four series. Series A, B, and C contain 1,500 shares each while Series D contains 800 shares. Dividends are cumulative and the dividend rate is currently reset through an auction process. The dividend period is 28 days for Series A, B, C and D. The average rate in effect on April 30, 1998, was 3.690%. During the six months ended April 30, 1998, the rates ranged from 3.425% to 4.850%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

       VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE MUNICIPALS

BOARD OF TRUSTEES

DAVID C. ARCH

ROD DAMMEYER

HOWARD J KERR

DENNIS J. MCDONNELL*--Chairman

STEVEN MULLER

THEODORE A. MYERS

DON G. POWELL*

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN*


OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1998
    All rights reserved.

(SM) denotes a service mark of Van Kampen American
     Capital Distributors, Inc.